UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

International Bond Fund (USD Hedged)	December 31, 2020
TNIBX	Investor Class
TTABX	Advisor Class
TNBMX	I Class
TRMZX	Z Class

T. ROWE PRICE INTERNATIONAL BOND FUND (USD HEDGED)

HIGHLIGHTS

■	The International Bond Fund (USD Hedged) outperformed its benchmark for the year ended December 31, 2020, and performed in line with the Lipper peer group over the same period.

■

The fund’s allocation to developed market government bonds had a mixed impact on performance. While the coronavirus crisis and central bank dovishness worldwide boosted demand for safe-haven debt, a return of risk appetite in the second half of the year limited core asset demand in some markets.

■	At the end of the period, the fund’s overall duration level was more than the benchmark’s duration.

■

We have reduced the portfolio’s risk profile given stretched credit valuations and an uncertain near-term outlook. However, we stand ready to add to risk sectors as the rollout of vaccinations leads the economy closer to a return to normal.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide current income and capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The T. Rowe Price International Bond Fund (USD Hedged) returned 5.59% for the year ended December 31, 2020, outperforming the benchmark Bloomberg Barclays Global Aggregate ex USD Bond (USD Hedged) Index and performing in line with the Lipper peer group average. (Results for Advisor, I, and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Positioning in developed market government debt proved to be mixed for portfolio performance. On the positive side, an overweight to Australian duration added to relative returns, as the central bank’s ongoing dovishness through the year—including a reduction in rates to record lows—saw government bonds rally. Meanwhile, an underweight duration stance to Japan also proved supportive, as increasing risk appetite weighed on core assets. Our positioning among eurozone sovereigns also added to relative returns. However, our overall underweight duration bias to the eurozone weighed on relative performance. Bond prices rose significantly early in the year as coronavirus-induced lockdowns led to unprecedented central bank stimulus. Despite a risk-on summer, rising coronavirus cases throughout the year continued to push eurozone bond prices up overall. An underweight to Canadian duration also detracted.

The fund’s allocation to emerging market government bonds contributed to relative returns. Our steepening bias to the Czech yield curve in particular added to relative performance, with inflation surprising to the upside through the year. In addition, an overweight duration position to Malaysia also supported relative gains, aided by an interest rate cut in July as well as increased foreign inflows from yield-hungry investors. An overweight to Chilean duration and an off-benchmark exposure to India also proved additive. An underweight duration position to Poland detracted, however, as local bonds rallied in the first half of the year on rate cuts in the country.

Credit sector exposure added to relative returns. The risk-on tone of the market, especially in the second half of the year, had a positive impact on our long positions. These included selections in euro-denominated corporate and government-related bonds and emerging market corporate bonds, as well as selections in their U.S. dollar-denominated counterparts. By contrast, a hedge position on European high yield detracted from relative performance.

The portfolio’s currency exposure contributed positively to relative returns. After seeing demand spike in the first quarter as the coronavirus spread globally, the U.S. dollar significantly weakened in the second half of the year as vaccine optimism and continued monetary policy support boosted risk assets. Regarding the portfolio, the U.S. dollar’s fall helped our overweight to the Australian dollar, which was also supported by a risk-positive tone in the third quarter, as was our mild euro overweight in the second half of the year. Overweights in a number of emerging market currencies, including the Mexican peso and Indonesian rupiah, also proved additive in the second half of the year. Earlier in the period, however, a hedge on the Japanese yen contributed as the yen declined significantly in February. In terms of underperformers, the U.S. dollar’s broad-based slide saw a number of our underweight positions detract, including a short stance to the Chinese yuan versus the U.S. dollar. By contrast, the U.S. dollar’s strengthening bias in the first quarter led to our Canadian dollar and Indian rupee exposures detracting.

How is the fund positioned?

At the end of the period, the fund’s overall duration level was above that of the benchmark. (Duration measures a portfolio’s sensitivity to interest rate changes.) In developed markets, the fund held an underweight duration position to the eurozone. We are also underweight to low-carry markets such as Japan; however, we moved a long-standing underweight to the UK to neutral late in the period, due to rising coronavirus cases and the potential for negative rates, which are likely to prove positive for gilt prices. Meanwhile, the portfolio has an overweight bias to high-quality emerging markets. In particular, we hold overweight duration positions to South Korea and Malaysia. We also hold select off-benchmark exposures to countries including Serbia, South Africa, and India.

In terms of credit exposure, we maintained the fund’s overweight allocation to hard-currency emerging market sovereign and quasi-sovereign debt as the income stream remained attractive. We also marginally increased our exposure to European high yield bonds during the year and opened an overweight to European investment-grade corporate bonds following the initial sell-off in March. However, we reduced risk later in the period, reducing our euro-denominated high yield exposure via hedges. We trimmed exposures to emerging market corporates and euro-denominated investment grade later in the year as credit valuations are starting to appear stretched and could be vulnerable to renewed volatility as coronavirus concerns continue to cloud the near-term outlook.

Late in the period, the fund made a tactical move to significantly reduce its short U.S. dollar position and now holds an underweight position of almost 2% compared with an underweight of almost 13% earlier in the year. The broad-based weakening of the U.S. dollar could see a reversal in the near term, given the uncertainty deriving from the continued spread of the coronavirus and national lockdowns. In the longer term, however, we expect risk assets to be able to outperform. Correspondingly, in other developed markets, we moved to a short position on the Australian dollar as a risk hedge. We moved overweight the British pound in the fourth quarter, however, on Brexit deal optimism. In emerging markets, meanwhile, we reduced exposure ahead of the new year as part of our overall risk reduction efforts, including increasing our Chinese yuan short.

The portfolio maintains allocations to various types of derivatives for hedging purposes or to gain exposure to certain currencies or countries that we find attractive. The fund had meaningful exposure to currency forward contracts in the reporting period, which supported absolute returns, as well as interest rate derivatives, which had a negative material impact on performance over the same time frame.

What is portfolio management’s outlook?

Risk markets continued to rally in the fourth quarter, as positive news on vaccine rollouts led to increased optimism for the potential end to the pandemic and a conducive environment for global growth in the new year. The expectation that monetary policy will remain supportive for the foreseeable future has also benefited this rebound. However, valuations now appear stretched, and with a potentially turbulent period ahead in the context of fresh coronavirus concerns, the possibility of bouts of volatility is not out of the question. With this in mind, we have modestly reduced the portfolio’s risk profile, in particular by adding credit hedges in the European high yield space, increasing duration, and reducing our underweight to the U.S. dollar.

Despite these near-term headwinds, the combination of accommodative monetary policy and the rapid deployment of vaccination programs is likely to set the table for the start of a long economic recovery. We, therefore, stand ready to add to risk sectors as the rollout of vaccinations leads the economy closer to a return to normal and as valuations become more favorable. Our investment process and global reach should help us continue to find attractive opportunities and provide the diversification benefits than can add value over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2021 Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Cost and value in $000s)		
ALBANIA 0.2%		
Government Bonds 0.2%		
Republic of Albania, 3.50%, 10/9/25 (EUR) (1)	5,310,000	6,907
Republic of Albania, 3.50%, 6/16/27 (EUR) (1)	4,085,000	5,343
Total Albania (Cost $10,726)		**12,250**
ARGENTINA 0.1%		
Government Bonds 0.1%		
Republic of Argentina, 1.00%, 7/9/29 (USD)	221,327	96
Republic of Argentina, STEP, 0.125%, 7/9/30 (USD)	10,098,729	4,110
Total Argentina (Cost $5,543)		**4,206**
AUSTRALIA 2.1%		
Corporate Bonds 0.2%		
Transurban Finance, 1.875%, 9/16/24 (EUR)	7,836,000	10,192
		10,192
Government Bonds 1.9%		
Commonwealth of Australia, 3.00%, 3/21/47	72,095,000	68,472
New South Wales Treasury, 4.00%, 5/20/26	46,975,600	42,898
		111,370
Total Australia (Cost $99,701)		**121,562**
AUSTRIA 0.9%		
Corporate Bonds 0.0%		
UniCredit Bank Austria, 1.375%, 5/26/21	400,000	492
		492
Government Bonds 0.9%		
Heta Asset Resolution, 2.375%, 12/13/22	39,100,000	50,283
		50,283
Total Austria (Cost $48,832)		**50,775**

BELGIUM 0.0%		
Corporate Bonds 0.0%		
Anheuser-Busch InBev, 2.00%, 1/23/35	1,560,000	2,206
Total Belgium (Cost $1,551)		**2,206**
BERMUDA 0.6%		
Government Bonds 0.6%		
Government of Bermuda, 3.717%, 1/25/27 (USD)	5,749,000	6,482
Government of Bermuda, 4.75%, 2/15/29 (USD) (1)	24,040,000	29,354
Total Bermuda (Cost $30,804)		**35,836**
BRAZIL 0.7%		
Government Bonds 0.7%		
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	157,671,000	35,107
Petrobras Global Finance, 7.375%, 1/17/27 (USD)	6,900,000	8,551
Total Brazil (Cost $50,620)		**43,658**
BULGARIA 0.4%		
Government Bonds 0.4%		
Republic of Bulgaria, 0.375%, 9/23/30 (EUR)	7,896,000	9,738
Republic of Bulgaria, 1.375%, 9/23/50 (EUR)	12,067,000	15,254
Total Bulgaria (Cost $23,299)		**24,992**
CANADA 2.9%		
Corporate Bonds 0.4%		
Transcanada Trust, Series 17-B, VR, 4.65%, 5/18/77 (2)	27,134,000	21,930
		21,930
Government Bonds 2.5%		
Government of Canada, 2.00%, 9/1/23	80,650,000	66,277

Government of Canada Real Return Bond, Inflation-Indexed, 4.00%, 12/1/31	51,417,242	61,974
Province of Ontario, 2.60%, 6/2/25	11,778,000	10,031
Province of Ontario, 3.50%, 6/2/43	5,239,000	5,252
		143,534
Total Canada (Cost $152,788)		**165,464**
CHILE 3.4%		
Corporate Bonds 0.2%		
Celulosa Arauco y Constitucion, 4.20%, 1/29/30 (USD) (1)	10,260,000	11,632
		11,632
Government Bonds 3.2%		
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26	28,170,000,000	45,483
Bonos de la Tesoreria de la Republica, 4.70%, 9/1/30 (1)	85,180,000,000	140,879
		186,362
Total Chile (Cost $175,573)		**197,994**
CHINA 10.7%		
Corporate Bonds 0.8%		
CIFI Holdings Group, 6.45%, 11/7/24 (USD) (3)	8,635,000	9,337
CIFI Holdings Group, 6.55%, 3/28/24 (USD)	2,265,000	2,423
Country Garden Holdings, 5.125%, 1/17/25 (USD) (3)	2,655,000	2,793
Country Garden Holdings, 5.40%, 5/27/25 (USD) (3)	1,870,000	2,022
Country Garden Holdings, 6.15%, 9/17/25 (USD)	4,115,000	4,576
Country Garden Holdings, 8.00%, 1/27/24 (USD)	1,655,000	1,791
Shimao Group Holdings, 5.60%, 7/15/26 (USD)	10,345,000	11,349
State Grid Overseas Investment 2016, 1.375%, 5/2/25 (EUR) (1)	10,000,000	12,751
		47,042
Government Bonds 9.9%		
China Development Bank, 3.43%, 1/14/27	480,000,000	73,427
China Development Bank, 3.50%, 8/13/26	280,000,000	43,044
China Development Bank, 3.65%, 5/21/29	210,000,000	32,169

China Development Bank, 3.68%, 2/26/26	570,000,000	88,782
China Development Bank, 4.24%, 8/24/27	330,000,000	52,802
China Development Bank, 4.88%, 2/9/28	170,000,000	28,352
People's Republic of China, 2.94%, 10/17/24	120,000,000	18,350
People's Republic of China, 3.12%, 12/5/26	260,000,000	39,761
People's Republic of China, 3.13%, 4/13/22	120,000,000	18,458
People's Republic of China, 3.13%, 11/21/29	310,000,000	47,047
People's Republic of China, 3.19%, 4/11/24	120,000,000	18,506
People's Republic of China, 3.25%, 6/6/26	380,000,000	58,777
People's Republic of China, 3.54%, 8/16/28	200,000,000	31,611
People's Republic of China, 3.60%, 9/6/25	40,000,000	6,349
People's Republic of China, 3.77%, 3/8/25	50,000,000	7,931
People's Republic of China, 4.00%, 6/24/69	80,000,000	12,710
		578,076
Total China (Cost $589,266)		**625,118**

COLOMBIA 0.2%

Corporate Bonds 0.2%

Banco de Bogota, 6.25%, 5/12/26 (USD) (3)	8,000,000	9,240
Total Colombia (Cost $8,508)		**9,240**

CROATIA 0.3%

Government Bonds 0.3%

Republic of Croatia, 3.875%, 5/30/22 (EUR) (3)	14,795,000	19,138
Total Croatia (Cost $17,607)		**19,138**

CYPRUS 3.3%

Government Bonds 3.3%

Republic of Cyprus, 1.25%, 1/21/40	395,000	525
Republic of Cyprus, 1.50%, 4/16/27	2,130,000	2,852
Republic of Cyprus, 2.375%, 9/25/28	40,206,000	57,603

Republic of Cyprus, 2.75%, 6/27/24	1,668,000	2,215
Republic of Cyprus, 2.75%, 2/26/34	2,716,000	4,268
Republic of Cyprus, 2.75%, 5/3/49	2,832,000	5,029
Republic of Cyprus, 3.75%, 7/26/23	30,694,000	41,345
Republic of Cyprus, 3.875%, 5/6/22	28,843,000	37,181
Republic of Cyprus, 4.25%, 11/4/25	27,419,000	40,489
Total Cyprus (Cost $171,888)		**191,507**

DENMARK 0.3%

Corporate Bonds 0.3%

Danske Bank, VR, 1.375%, 2/12/30 (EUR) (2)	4,700,000	5,827
Danske Bank, VR, 2.75%, 5/19/26 (EUR) (2)	9,193,000	11,334
Total Denmark (Cost $16,225)		**17,161**

EGYPT 0.2%

Government Bonds 0.2%

Arab Republic of Egypt, 4.75%, 4/11/25 (EUR) (1)	10,770,000	13,730
Total Egypt (Cost $12,104)		**13,730**

FRANCE 2.8%

Corporate Bonds 0.9%

Adevinta, 3.00%, 11/15/27 (1)(3)	785,000	991
Altice France, 3.375%, 1/15/28 (1)	505,000	609
Altice France, 5.875%, 2/1/27 (1)	1,305,000	1,695
BNP Paribas, 5.75%, 1/24/22 (GBP)	361,000	521
BPCE, 1.125%, 1/18/23	3,000,000	3,759
Capgemini, 1.625%, 4/15/26	3,900,000	5,147
Capgemini, 2.00%, 4/15/29	2,000,000	2,771
Credit Agricole, 0.875%, 1/14/32	1,000,000	1,280
Credit Agricole, 1.00%, 9/16/24	5,800,000	7,403
Credit Agricole, 1.875%, 12/20/26 (3)	5,200,000	6,999

Orange, 0.875%, 2/3/27	1,000,000	1,290
Societe Generale, VR, 2.50%, 9/16/26 (2)	14,000,000	17,359
		49,824
Government Bonds 1.9%		
Dexia Credit Local, 0.625%, 1/21/22	12,850,000	15,887
Dexia Credit Local, 2.00%, 1/22/21	2,550,000	3,119
Electricite de France, 6.875%, 12/12/22 (GBP)	950,000	1,463
Republic of France, 1.25%, 5/25/36 (1)	54,164,000	79,542
Republic of France, 1.75%, 5/25/66 (1)	5,348,000	9,947
		109,958
Total France (Cost $139,779)		**159,782**
GERMANY 4.2%		
Corporate Bonds 1.4%		
ADLER Group, 1.50%, 7/26/24	8,100,000	9,695
Allianz, VR, 3.375% (2)(4)	13,400,000	17,974
Consus Real Estate, 9.625%, 5/15/24 (1)	4,200,000	5,508
E.ON, 1.625%, 5/22/29	8,480,000	11,615
ProSiebenSat.1 Media, 2.625%, 4/15/21	3,880,000	4,740
Vertical Midco, 4.375%, 7/15/27 (1)	2,745,000	3,527
Volkswagen International Finance, 1.875%, 3/30/27	9,500,000	12,696
Volkswagen Leasing, 1.50%, 6/19/26	5,135,000	6,647
Volkswagen Leasing, 1.625%, 8/15/25	5,350,000	6,938
		79,340
Government Bonds 2.8%		
Bundesobligation, Zero Coupon, 4/11/25	125,988,000	158,896
KfW, 4.70%, 6/2/37 (CAD)	5,202,000	5,637
		164,533
Total Germany (Cost $217,213)		**243,873**

GREECE 0.1%

Corporate Bonds 0.1%

Crystal Almond, 4.25%, 10/15/24	5,560,000	6,861
Total Greece (Cost $5,639)		**6,861**

ICELAND 0.8%

Corporate Bonds 0.8%

Arion Banki, 1.00%, 3/20/23 (EUR)	5,500,000	6,811
Landsbankinn, 1.00%, 5/30/23 (EUR)	1,000,000	1,242
Landsbankinn, 1.625%, 3/15/21 (EUR)	33,221,000	40,727
Total Iceland (Cost $47,725)		**48,780**

INDIA 2.7%

Corporate Bonds 1.0%

ABJA Investment, 5.45%, 1/24/28 (USD) (3)	11,731,000	12,526
Adani Ports & Special Economic Zone, 4.20%, 8/4/27 (USD) (1)	8,450,000	9,068
HDFC Bank, 8.10%, 3/22/25	1,620,000,000	23,547
ICICI Bank, 4.00%, 3/18/26 (USD)	10,800,000	11,800
		56,941

Government Bonds 1.7%

Republic of India, 6.45%, 10/7/29	2,442,200,000	34,620
Republic of India, 8.20%, 9/24/25	293,340,000	4,509
Republic of India, 8.24%, 2/15/27	2,035,000,000	31,642
Republic of India, 9.15%, 11/14/24	1,628,680,000	25,650
		96,421
Total India (Cost $150,464)		**153,362**

INDONESIA 2.5%

Government Bonds 2.5%

Republic of Indonesia, 3.75%, 6/14/28 (EUR)	40,797,000	60,556
Republic of Indonesia, 6.125%, 5/15/28	390,270,000,000	28,216

Republic of Indonesia, 7.00%, 5/15/27	276,860,000,000	21,268
Republic of Indonesia, 8.375%, 3/15/24	369,100,000,000	28,942
Republic of Indonesia, 8.375%, 9/15/26	43,000,000,000	3,509
Republic of Indonesia, 10.25%, 7/15/27	50,700,000,000	4,465
Total Indonesia (Cost $135,227)		**146,956**
IRELAND 3.3%		
Corporate Bonds 0.4%		
AIB Group, 2.25%, 7/3/25	12,300,000	16,360
XLIT, VR, 3.25%, 6/29/47 (2)	5,700,000	7,882
		24,242
Government Bonds 2.9%		
Republic of Ireland, 0.20%, 10/18/30	48,100,000	61,723
Republic of Ireland, 1.35%, 3/18/31	36,752,000	52,607
Republic of Ireland, 1.50%, 5/15/50	3,700,000	6,058
Republic of Ireland, 2.00%, 2/18/45	5,630,000	9,880
Republic of Ireland, 5.40%, 3/13/25	24,286,300	37,202
		167,470
Total Ireland (Cost $168,949)		**191,712**
ISRAEL 2.7%		
Corporate Bonds 0.1%		
Teva Pharmaceutical Finance Netherlands II, 4.50%, 3/1/25 (EUR)	1,705,000	2,150
Teva Pharmaceutical Finance Netherlands II, 6.00%, 1/31/25 (EUR)	1,245,000	1,650
		3,800
Government Bonds 2.6%		
State of Israel, 1.50%, 1/18/27 (EUR)	18,046,000	23,977
State of Israel, 1.75%, 8/31/25	153,957,436	51,135
State of Israel, 3.75%, 3/31/47	19,700,000	8,563
State of Israel, 3.80%, 5/13/60 (USD) (3)	13,485,000	16,057

State of Israel, 5.50%, 1/31/42	99,052,000	52,779
		152,511
Total Israel (Cost $130,282)		**156,311**

ITALY 2.7%

Corporate Bonds 0.8%

Enel Finance International, 5.625%, 8/14/24 (GBP)	2,663,000	4,304
FCA Bank, 0.50%, 9/13/24 (3)	5,800,000	7,159
International Game Technology, 3.50%, 6/15/26 (1)	2,410,000	3,037
International Game Technology, 3.50%, 6/15/26	4,550,000	5,733
Intesa Sanpaolo, 1.75%, 7/4/29	5,200,000	6,917
Sofima Holding, 3.75%, 1/15/28 (1)	1,395,000	1,727
Telecom Italia, 5.875%, 5/19/23 (GBP)	1,300,000	1,945
UniCredit, 2.00%, 3/4/23	5,086,000	6,498
UniCredit, VR, 4.875%, 2/20/29 (2)	6,100,000	8,123
		45,443

Government Bonds 1.9%

Italy Buoni Poliennali Del Tesoro, 2.80%, 3/1/67	40,979,000	67,165
Italy Buoni Poliennali Del Tesoro, Inflation-Indexed, 0.65%, 5/15/26	34,389,904	44,727
		111,892
Total Italy (Cost $120,624)		**157,335**

IVORY COAST 0.1%

Government Bonds 0.1%

Republic of Ivory Coast, 4.875%, 1/30/32 (EUR) (1)(3)	3,560,000	4,483
Total Ivory Coast (Cost $4,185)		**4,483**

JAPAN 12.5%

Corporate Bonds 0.3%

Takeda Pharmaceutical, 2.25%, 11/21/26 (EUR) (1)	12,940,000	17,765
		17,765

LUXEMBOURG 0.4%		
Corporate Bonds 0.4%		
Blackstone Property Partners Europe Holdings, 1.75%, 3/12/29	9,970,000	12,806
JAB Holdings, 2.00%, 5/18/28	5,900,000	7,919
Total Luxembourg (Cost $18,262)		**20,725**
MALAYSIA 3.1%		
Government Bonds 3.1%		
1MDB Global Investments, 4.40%, 3/9/23 (USD)	32,000,000	32,614
Government of Malaysia, 4.065%, 6/15/50	93,913,000	24,289
Government of Malaysia, 4.736%, 3/15/46	320,565,000	91,151
Government of Malaysia, 4.921%, 7/6/48	119,656,000	35,173
Total Malaysia (Cost $164,918)		**183,227**
MEXICO 1.8%		
Corporate Bonds 0.5%		
America Movil, 5.75%, 6/28/30 (GBP)	4,930,000	9,450
BBVA Bancomer, VR, 5.125%, 1/18/33 (USD) (2)	11,800,000	12,732
Cemex, 7.375%, 6/5/27 (USD)	7,700,000	8,772
		30,954
Government Bonds 1.3%		
Petroleos Mexicanos, 5.125%, 3/15/23 (EUR)	35,958,000	45,847
United Mexican States, 8.50%, 5/31/29	481,590,000	29,523
		75,370
Total Mexico (Cost $101,089)		**106,324**
NETHERLANDS 1.0%		
Corporate Bonds 0.9%		
ABN AMRO Bank, 6.375%, 4/27/21	1,355,000	1,687
Cooperatieve Rabobank, 4.625%, 5/23/29 (GBP)	100,000	169
Cooperatieve Rabobank, 4.875%, 1/10/23 (GBP)	2,893,000	4,322

ING Bank, VR, 3.625%, 2/25/26 (2)	5,956,000	7,310
LeasePlan, VR, 7.375% (2)(4)	8,200,000	10,876
Nationale-Nederlanden Bank, 0.375%, 2/26/25	5,300,000	6,612
Summer BidCo, 9.00% (9.00% cash, 9.75% PIK), 11/15/25 (3)(5)	11,588,687	14,618
Trivium Packaging Finance, 3.75%, 8/15/26 (1)	710,000	891
Ziggo, 2.875%, 1/15/30 (1)	2,700,000	3,356
Ziggo, 2.875%, 1/15/30	2,720,000	3,381
		53,222
Government Bonds 0.1%		
Kingdom of the Netherlands, 5.50%, 1/15/28	3,870,000	6,808
		6,808
Total Netherlands (Cost $54,697)		**60,030**
NORWAY 0.4%		
Corporate Bonds 0.2%		
DNB Boligkreditt, 1.875%, 11/21/22 (EUR)	9,135,000	11,662
		11,662
Government Bonds 0.2%		
Kingdom of Norway, 3.00%, 3/14/24 (1)	104,912,000	13,223
		13,223
Total Norway (Cost $24,585)		**24,885**
OMAN 0.0%		
Corporate Bonds 0.0%		
OmGrid Funding, 5.196%, 5/16/27 (USD)	610,000	619
Total Oman (Cost $619)		**619**
PANAMA 0.3%		
Corporate Bonds 0.3%		
C&W Senior Financing, 6.875%, 9/15/27 (USD) (1)	15,300,000	16,545
Total Panama (Cost $15,574)		**16,545**

PERU 0.2%		
Corporate Bonds 0.2%		
Banco De Credito Del Peru, VR, 3.125%, 7/1/30 (USD) (1)(2)	2,325,000	2,383
Banco De Credito Del Peru, VR, 3.125%, 7/1/30 (USD) (2)	8,675,000	8,892
Total Peru (Cost $11,200)		**11,275**
PORTUGAL 0.4%		
Corporate Bonds 0.1%		
Banco Comercial Portugues, VR, 4.50%, 12/7/27 (2)(3)	5,100,000	6,160
		6,160
Government Bonds 0.3%		
Republic of Portugal, 4.10%, 2/15/45 (1)	8,973,000	19,079
		19,079
Total Portugal (Cost $22,410)		**25,239**
QATAR 0.1%		
Government Bonds 0.1%		
State of Qatar, 3.75%, 4/16/30 (USD)	2,590,000	3,053
Total Qatar (Cost $3,044)		**3,053**
ROMANIA 1.9%		
Government Bonds 1.9%		
Republic of Romania, 2.00%, 1/28/32 (EUR)	8,975,000	11,530
Republic of Romania, 2.00%, 1/28/32 (EUR) (1)	3,855,000	4,952
Republic of Romania, 2.124%, 7/16/31 (EUR)	22,068,000	28,671
Republic of Romania, 2.375%, 4/19/27 (EUR)	16,845,000	22,531
Republic of Romania, 2.875%, 10/28/24 (EUR)	2,725,000	3,666
Republic of Romania, 2.875%, 3/11/29 (EUR)	3,963,000	5,459
Republic of Romania, 3.624%, 5/26/30 (EUR)	23,390,000	34,163
Total Romania (Cost $88,081)		**110,972**

RUSSIA 0.3%

Government Bonds 0.3%

Russian Federation, 8.15%, 2/3/27	1,052,304,000	16,186
Total Russia (Cost $17,952)		**16,186**

SERBIA 1.0%

Government Bonds 1.0%

Republic of Serbia, 1.50%, 6/26/29 (EUR) (1)(3)	27,285,000	34,555
Republic of Serbia, 4.50%, 8/20/32	2,103,700,000	24,105
Total Serbia (Cost $51,732)		**58,660**

SINGAPORE 1.1%

Government Bonds 1.1%

Government of Singapore, 2.25%, 6/1/21	259,000	197
Government of Singapore, 2.875%, 7/1/29	29,196,000	25,813
Government of Singapore, 3.125%, 9/1/22	45,701,000	36,204
Total Singapore (Cost $58,753)		**62,214**

SLOVENIA 2.6%

Government Bonds 2.6%

Republic of Slovenia, 0.275%, 1/14/30	15,836,000	20,195
Republic of Slovenia, 1.00%, 3/6/28	10,580,000	14,165
Republic of Slovenia, 1.25%, 3/22/27	28,285,000	38,116
Republic of Slovenia, 1.50%, 3/25/35	9,923,000	14,666
Republic of Slovenia, 3.125%, 8/7/45 (3)	11,180,000	22,920
Republic of Slovenia, 4.625%, 9/9/24	8,424,000	12,261
Republic of Slovenia, 5.125%, 3/30/26	5,426,000	8,594
Republic of Slovenia, 5.25%, 2/18/24 (USD)	16,865,000	19,384
Total Slovenia (Cost $133,713)		**150,301**

SOUTH AFRICA 1.2%		
Corporate Bonds 0.3%		
Eskom Holdings SOC, 5.75%, 1/26/21 (USD)	15,940,000	15,915
		15,915
Government Bonds 0.9%		
Republic of South Africa, 10.50%, 12/21/26	622,000,000	50,127
		50,127
Total South Africa (Cost $62,593)		**66,042**
SPAIN 2.4%		
Corporate Bonds 1.6%		
Abertis Infraestructuras, 3.00%, 3/27/31	7,700,000	10,937
Banco Bilbao Vizcaya Argentaria, 0.375%, 10/2/24	5,800,000	7,155
Banco Santander, 1.375%, 2/9/22	2,800,000	3,468
CaixaBank, VR, 2.75%, 7/14/28 (2)	25,900,000	33,065
Cirsa Finance International, 6.25%, 12/20/23 (1)(3)	3,690,000	4,480
Cirsa Finance International, 6.25%, 12/20/23	1,700,000	2,064
ContourGlobal Power Holdings, 3.125%, 1/1/28 (1)(3)	1,550,000	1,904
Inmobiliaria Colonial Socimi, 1.625%, 11/28/25	9,300,000	12,007
Inmobiliaria Colonial Socimi, 2.00%, 4/17/26 (3)	2,600,000	3,415
Inmobiliaria Colonial Socimi, 2.50%, 11/28/29	1,000,000	1,367
Telefonica Emisiones, 1.788%, 3/12/29	2,300,000	3,154
Telefonica Emisiones, 1.957%, 7/1/39	5,200,000	7,310
Telefonica Emisiones, 2.242%, 5/27/22	2,100,000	2,654
Telefonica Emisiones, 3.961%, 3/26/21	100,000	123
Telefonica Emisiones, 5.289%, 12/9/22 (GBP)	50,000	75
		93,178
Government Bonds 0.8%		
Kingdom of Spain, Zero Coupon, 1/31/25	38,206,000	47,597
		47,597
Total Spain (Cost $129,294)		**140,775**

SRI LANKA 0.1%		
Government Bonds 0.1%		
Republic of Sri Lanka, 6.25%, 7/27/21 (USD) (3)	8,450,000	7,355
Total Sri Lanka (Cost $8,483)		**7,355**
SUPRANATIONAL 0.7%		
Government Bonds 0.7%		
European Investment Bank, 1.25%, 5/12/25 (SEK)	229,430,000	29,209
Inter-American Development Bank, 4.40%, 1/26/26 (CAD)	12,207,000	11,344
Total Supranational (Cost $35,876)		**40,553**
SWEDEN 1.0%		
Corporate Bonds 1.0%		
Akelius Residential Property, 1.125%, 3/14/24 (EUR)	4,500,000	5,655
Akelius Residential Property, 1.75%, 2/7/25 (EUR)	6,390,000	8,249
Stadshypotek, 2.00%, 9/1/28	239,000,000	32,757
Tele2, 1.125%, 5/15/24 (EUR)	4,900,000	6,187
Tele2, 2.125%, 5/15/28 (EUR)	1,600,000	2,194
Verisure Holding, 3.875%, 7/15/26 (EUR) (1)	1,600,000	1,999
Total Sweden (Cost $49,747)		**57,041**
SWITZERLAND 0.4%		
Corporate Bonds 0.4%		
Aquarius & Investments for Zurich Insurance, VR, 4.25%, 10/2/43 (EUR) (2)	2,131,000	2,883
Credit Suisse Group Funding, 1.25%, 4/14/22 (EUR)	6,195,000	7,706
UBS, 1.375%, 4/16/21 (EUR)	11,143,000	13,683
Total Switzerland (Cost $24,155)		**24,272**

THAILAND 0.8%		
Corporate Bonds 0.2%		
Bangkok Bank, VR, 3.733%, 9/25/34 (USD) (2)	9,100,000	9,493
		9,493
Government Bonds 0.6%		
Kingdom of Thailand, 3.65%, 6/20/31	820,108,000	33,883
		33,883
Total Thailand (Cost $36,142)		**43,376**
UNITED ARAB EMIRATES 0.0%		
Corporate Bonds 0.0%		
Acwa Power Management & Investments One, 5.95%, 12/15/39 (USD)	815,000	977
Total United Arab Emirates (Cost $930)		**977**
UNITED KINGDOM 6.8%		
Corporate Bonds 2.6%		
AA Bond, 5.50%, 7/31/22	4,796,000	6,347
Barclays, 1.875%, 12/8/23 (EUR)	5,786,000	7,450
BP Capital Markets, 1.573%, 2/16/27 (EUR)	10,000,000	13,276
Cabot Financial Luxembourg, 7.50%, 10/1/23	2,180,949	3,032
Crh Finance, 4.125%, 12/2/29 (3)	10,000,000	17,120
Eastern Power Networks, 4.75%, 9/30/21	1,084,000	1,531
Eastern Power Networks, 5.75%, 3/8/24	62,000	99
eG Global Finance, 4.375%, 2/7/25 (EUR) (1)	2,230,000	2,674
FCE Bank, 0.869%, 9/13/21 (EUR)	3,485,000	4,240
FCE Bank, 1.66%, 2/11/21 (EUR)	4,141,000	5,055
HBOS, 5.374%, 6/30/21 (EUR)	1,100,000	1,376
HSBC Bank, 4.75%, 3/24/46	2,368,000	4,549
HSBC Bank, 6.50%, 7/7/23	18,000	28
HSBC Holdings, 6.50%, 5/20/24	3,530,000	5,747

Iceland Bondco, 4.625%, 3/15/25	6,000,000	8,140
InterContinental Hotels Group, 3.875%, 11/28/22	3,571,000	5,104
Jerrold Finco, 4.875%, 1/15/26 (1)	580,000	782
Leeds Building Society, 2.625%, 4/1/21 (EUR)	2,775,000	3,412
Legal & General Group, VR, 5.375%, 10/27/45 (2)	5,685,000	9,116
Marks & Spencer, 6.00%, 6/12/25	2,099,000	3,191
Nationwide Building Society, VR, 1.50%, 3/8/26 (EUR) (2)	2,770,000	3,580
Nationwide Building Society, VR, 2.00%, 7/25/29 (EUR) (2)	5,050,000	6,447
Next Group, 3.625%, 5/18/28	7,491,000	11,244
Next Group, 4.375%, 10/2/26	982,000	1,532
Severn Trent Water Utilities Finance, 6.125%, 2/26/24	206,000	330
Sky, 1.875%, 11/24/23 (EUR)	5,244,000	6,784
Tesco, 6.125%, 2/24/22	1,490,000	2,165
Tesco Corporate Treasury Services, 0.875%, 5/29/26 (EUR)	5,250,000	6,609
Victoria, 5.25%, 7/15/24 (EUR) (1)	1,755,000	2,217
Virgin Media Secured Finance, 4.25%, 1/15/30 (1)(3)	5,630,000	7,904
		151,081
Government Bonds 4.2%		
United Kingdom Gilt, 0.625%, 6/7/25	76,389,000	107,732
United Kingdom Gilt, 0.625%, 10/22/50	35,090,000	46,378
United Kingdom Gilt, 4.25%, 12/7/46	35,581,797	89,010
		243,120
Total United Kingdom (Cost $352,183)		**394,201**
UNITED STATES 6.2%		
Corporate Bonds 6.2%		
American Honda Finance, 0.75%, 11/25/26 (GBP)	4,097,000	5,621
American Honda Finance, 1.95%, 10/18/24 (EUR)	4,680,000	6,141
American International Group, 5.00%, 4/26/23 (GBP)	4,000,000	6,008
AT&T, 1.60%, 5/19/28 (EUR)	7,175,000	9,547
AT&T, 2.05%, 5/19/32 (EUR)	3,040,000	4,217

Bank of America, 2.375%, 6/19/24 (EUR)	5,000,000	6,617
Bank of America, VR, 1.379%, 2/7/25 (EUR) (2)	5,786,000	7,364
Becton Dickinson & Company, 3.02%, 5/24/25 (GBP)	7,393,000	10,950
Booking Holdings, 2.15%, 11/25/22 (EUR)	2,560,000	3,241
Booking Holdings, 2.375%, 9/23/24 (EUR)	8,311,000	10,972
Bunge Finance Europe, 1.85%, 6/16/23 (EUR)	9,220,000	11,597
Capital One Financial, 1.65%, 6/12/29 (EUR)	11,300,000	14,789
Constellium, 4.25%, 2/15/26 (EUR) (1)	945,000	1,177
Constellium, 4.25%, 2/15/26 (EUR)	6,510,000	8,108
DH Europe Finance, 0.45%, 3/18/28 (EUR)	1,450,000	1,804
DH Europe Finance, 0.75%, 9/18/31 (EUR)	7,305,000	9,184
Encore Capital Group, 4.875%, 10/15/25 (EUR) (1)	3,480,000	4,422
Fidelity National Information Services, 2.602%, 5/21/25 (GBP)	6,950,000	10,344
Fiserv, 0.375%, 7/1/23 (EUR)	1,090,000	1,348
Fiserv, 3.00%, 7/1/31 (GBP)	9,825,000	15,566
GE Capital European Funding, 4.625%, 2/22/27 (EUR)	5,450,000	8,309
General Electric, 0.875%, 5/17/25 (EUR)	6,000,000	7,534
General Electric, 1.875%, 5/28/27 (EUR)	9,430,000	12,405
General Electric, 2.125%, 5/17/37 (EUR)	4,860,000	6,345
General Motors Financial, 2.20%, 4/1/24 (EUR)	7,605,000	9,824
Goldman Sachs Group, 1.375%, 5/15/24 (EUR)	5,700,000	7,187
Goldman Sachs Group, 1.625%, 7/27/26 (EUR)	4,137,000	5,462
Goldman Sachs Group, 5.50%, 10/12/21 (GBP)	456,000	648
Honeywell International, 0.75%, 3/10/32 (EUR) (3)	5,465,000	6,936
Medtronic Global Holdings, 0.375%, 10/15/28 (EUR)	2,969,000	3,721
Morgan Stanley, 1.375%, 10/27/26 (EUR)	4,931,000	6,472
Morgan Stanley, VR, 0.637%, 7/26/24 (EUR) (2)	3,049,000	3,789
Netflix, 4.625%, 5/15/29 (EUR)	8,970,000	13,244
Prologis, 2.25%, 6/30/29 (GBP)	5,048,000	7,701
Refinitiv U.S. Holdings, 4.50%, 5/15/26 (EUR) (1)	4,960,000	6,375
Refinitiv U.S. Holdings, 6.875%, 11/15/26 (EUR)	2,660,000	3,518

‡	Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $488,876 and represents 8.4% of net assets.
(2)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(3)	See Note 4. All or a portion of this security is on loan at December 31, 2020.
(4)	Perpetual security with no stated maturity date.
(5)	Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(6)	Affiliated Companies
(7)	Seven-day yield
(8)	At December 31, 2020, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
6M CZK PRIBOR	Six month CZK PRIBOR (Prague interbank offered rate)
6M JPY LIBOR	Six month JPY LIBOR (London interbank offered rate)
6M PLN WIBOR	Six month PLN WIBOR (Warsaw interbank offered rate)
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore China Renminbi
CZK	Czech Koruna
EUR	Euro
EURIBOR	The Euro interbank offered rate
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXIBTIIE	Mexican Interbank 28 day interest rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PIK	Payment-in-kind
PLN	Polish Zloty
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
STEP	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar

Mexico 0.0%				
7 Year Interest Rate Swap, Receive Fixed 5.499% 28 Days, Pay Variable 4.495% (MXIBTIIE) 28 Days, 5/4/27	525,000	852	–	852
Total Mexico				**852**
Poland (0.3)%				
5 Year Interest Rate Swap, Pay Fixed 2.305% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 4/20/23	27,000	(457)	1	(458)
5 Year Interest Rate Swap, Pay Fixed 2.350% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 4/24/23	27,500	(476)	–	(476)
5 Year Interest Rate Swap, Pay Fixed 2.350% Annually, Receive Variable 0.260% (6M PLN WIBOR) Semi-Annually, 4/6/23	24,000	(416)	–	(416)
5 Year Interest Rate Swap, Pay Fixed 2.423% Annually, Receive Variable 0.260% (6M PLN WIBOR) Semi-Annually, 3/27/23	68,000	(1,217)	1	(1,218)
5 Year Interest Rate Swap, Pay Fixed 2.427% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 10/19/22	960	(12)	–	(12)
5 Year Interest Rate Swap, Pay Fixed 2.430% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 5/7/23	60,000	(1,076)	–	(1,076)
5 Year Interest Rate Swap, Pay Fixed 2.473% Annually, Receive Variable 0.280% (6M PLN WIBOR) Semi-Annually, 1/23/23	39,000	(717)	–	(717)
5 Year Interest Rate Swap, Pay Fixed 2.500% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 10/24/22	22,000	(271)	–	(271)
5 Year Interest Rate Swap, Pay Fixed 2.518% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 5/18/23	42,000	(782)	–	(782)
5 Year Interest Rate Swap, Pay Fixed 2.535% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/21/22	43,000	(537)	1	(538)

5 Year Interest Rate Swap, Pay Fixed 2.555% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/6/22	10,700	(135)	1	(136)
5 Year Interest Rate Swap, Pay Fixed 2.580% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/6/22	10,700	(136)	1	(137)
5 Year Interest Rate Swap, Pay Fixed 2.595% Annually, Receive Variable 0.270% (6M PLN WIBOR) Semi-Annually, 2/27/23	78,000	(1,507)	–	(1,507)
10 Year Interest Rate Swap, Pay Fixed 1.710% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 12/19/29	87,000	(1,457)	1	(1,458)
10 Year Interest Rate Swap, Pay Fixed 1.775% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 10/22/29	32,824	(619)	1	(620)
10 Year Interest Rate Swap, Pay Fixed 1.780% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 10/22/29	22,976	(436)	1	(437)
10 Year Interest Rate Swap, Pay Fixed 1.800% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/5/29	24,528	(472)	2	(474)
10 Year Interest Rate Swap, Pay Fixed 1.800% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/6/29	12,264	(237)	–	(237)
10 Year Interest Rate Swap, Pay Fixed 1.803% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/5/29	12,264	(238)	–	(238)
10 Year Interest Rate Swap, Pay Fixed 1.820% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/5/29	12,264	(242)	1	(243)
10 Year Interest Rate Swap, Pay Fixed 1.860% Annually, Receive Variable 0.250% (6M PLN WIBOR) Semi-Annually, 11/7/29	12,080	(251)	–	(251)
10 Year Interest Rate Swap, Pay Fixed 2.850% Annually, Receive Variable 0.260% (6M PLN WIBOR) Semi-Annually, 4/6/28	15,800	(689)	–	(689)
10 Year Interest Rate Swap, Pay Fixed 2.910% Annually, Receive Variable 0.260% (6M PLN WIBOR) Semi-Annually, 3/27/28	16,200	(728)	–	(728)

(Amounts In 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	1/22/21	USD	132,672	CAD	174,925	$ (4,762)
Bank of America	1/22/21	USD	2,620	INR	194,771	(41)
Bank of America	2/19/21	GBP	4,503	USD	5,994	166
Barclays Bank	1/22/21	USD	39,679	INR	2,955,106	(690)
Barclays Bank	1/29/21	USD	340,830	EUR	287,093	(10,142)
Barclays Bank	2/26/21	USD	180,286	EUR	153,720	(7,752)
Barclays Bank	3/5/21	USD	29,161	CLP	21,983,915	(1,781)
Barclays Bank	3/12/21	USD	213,808	CNH	1,417,074	(3,070)
Barclays Bank	3/12/21	USD	49,999	ZAR	763,615	(1,491)
Barclays Bank	3/31/21	USD	229,869	EUR	193,428	(6,921)
BNP Paribas	1/15/21	USD	16,190	RUB	1,265,419	(887)
BNP Paribas	1/22/21	USD	54,623	AUD	72,711	(1,448)
BNP Paribas	1/22/21	USD	43,804	CAD	56,422	(526)
BNP Paribas	1/22/21	USD	42,881	INR	3,188,295	(673)
BNP Paribas	1/22/21	USD	605,070	JPY	63,615,502	(11,196)
BNP Paribas	1/22/21	USD	125	KRW	146,467	(9)
BNP Paribas	1/29/21	EUR	14,512	USD	17,275	466
BNP Paribas	2/26/21	USD	361,103	EUR	307,901	(15,539)
BNP Paribas	3/5/21	MYR	9,464	USD	2,319	45
BNP Paribas	3/5/21	USD	75,688	CLP	58,044,666	(6,008)
BNP Paribas	3/12/21	USD	210,636	CNH	1,395,924	(3,004)
BNP Paribas	3/12/21	ZAR	32,655	USD	2,217	(15)
Citibank	1/15/21	RSD	1,714,011	USD	17,120	690
Citibank	1/15/21	USD	17,347	MXN	361,460	(786)
Citibank	1/15/21	USD	38,908	RSD	3,896,007	(1,573)
Citibank	1/21/21	USD	108,420	ILS	373,159	(7,747)
Citibank	1/22/21	AUD	28,355	USD	20,178	1,688
Citibank	1/22/21	USD	115,512	AUD	157,446	(5,902)
Citibank	1/22/21	USD	44,575	CAD	57,161	(335)
Citibank	1/22/21	USD	30,552	IDR	464,583,368	(2,699)
Citibank	1/22/21	USD	14,025	JPY	1,464,390	(161)
Citibank	1/29/21	EUR	10,075	USD	12,111	207
Citibank	2/19/21	USD	2,148	GBP	1,607	(51)
Citibank	2/26/21	EUR	54,294	USD	66,231	184
Citibank	3/31/21	USD	291,077	EUR	243,830	(7,415)
Deutsche Bank	3/5/21	USD	5,344	MYR	21,548	(38)
Goldman Sachs	1/22/21	USD	25,630	IDR	386,805,408	(2,054)
Goldman Sachs	1/22/21	USD	39,098	INR	2,913,007	(695)
Goldman Sachs	1/22/21	USD	7,631	TWD	218,302	(164)
Goldman Sachs	3/5/21	USD	4,788	THB	144,294	(29)
Goldman Sachs	3/12/21	USD	3,515	CNH	22,927	6
HSBC Bank	1/15/21	RUB	3,362,458	USD	44,306	1,071
HSBC Bank	1/15/21	RUB	1,963,839	USD	26,675	(173)
HSBC Bank	1/15/21	USD	14,317	RUB	1,116,238	(747)
HSBC Bank	1/22/21	CAD	55,683	USD	42,370	1,378
HSBC Bank	1/22/21	IDR	362,381,533	USD	24,255	1,681
HSBC Bank	1/22/21	INR	225,000	USD	3,042	32

HSBC Bank	1/22/21	USD	589	AUD	797	$ (26)
HSBC Bank	1/22/21	USD	16,593	TWD	474,571	(353)
HSBC Bank	1/29/21	EUR	1,197	USD	1,446	17
HSBC Bank	3/5/21	USD	28,714	THB	865,814	(188)
HSBC Bank	3/12/21	USD	214,354	CNH	1,417,074	(2,523)
JPMorgan Chase	1/22/21	IDR	212,442,286	USD	13,995	1,210
JPMorgan Chase	1/22/21	USD	1,647	JPY	169,624	4
JPMorgan Chase	1/22/21	USD	12,278	NOK	113,988	(1,016)
JPMorgan Chase	1/29/21	EUR	5,212	USD	6,319	53
JPMorgan Chase	2/19/21	USD	4,618	GBP	3,376	—
JPMorgan Chase	3/12/21	USD	28,403	CNH	186,940	(207)
Morgan Stanley	1/22/21	USD	87,565	AUD	124,354	(8,329)
Morgan Stanley	1/22/21	USD	9,106	IDR	138,139,164	(781)
Morgan Stanley	1/22/21	USD	128	KRW	149,838	(10)
Morgan Stanley	1/22/21	USD	5,654	TWD	161,354	(108)
Morgan Stanley	1/29/21	USD	746	EUR	639	(36)
Morgan Stanley	3/2/21	USD	33,925	BRL	181,636	(1,001)
RBC Dominion Securities	2/26/21	USD	270,717	EUR	230,464	(11,200)
Societe Generale	3/31/21	USD	233,372	EUR	196,358	(7,006)
Standard Chartered	2/26/21	USD	1,376	EUR	1,129	(5)
Standard Chartered	3/5/21	USD	77,662	MYR	317,209	(1,578)
State Street	1/15/21	MXN	1,277,703	USD	59,553	4,547
State Street	1/15/21	USD	6,967	CZK	153,123	(163)
State Street	1/21/21	ILS	7,333	USD	2,155	127
State Street	1/22/21	AUD	2,406	USD	1,691	165
State Street	1/22/21	CAD	3,251	USD	2,478	76
State Street	1/22/21	JPY	3,398,177	USD	32,629	290
State Street	1/22/21	USD	1,986	CAD	2,573	(36)
State Street	1/22/21	USD	3,461	INR	256,108	(38)
State Street	1/29/21	EUR	9,893	USD	11,712	382
State Street	1/29/21	USD	22,407	EUR	19,099	(942)
State Street	2/12/21	USD	1,701	PLN	6,375	(6)
State Street	2/19/21	USD	398,890	GBP	302,755	(15,267)
State Street	2/26/21	USD	5,863	EUR	4,768	30
State Street	3/12/21	USD	2,316	CNH	15,359	(34)
State Street	3/12/21	USD	61,226	SGD	81,681	(583)
UBS Investment Bank	1/15/21	CZK	1,755,224	USD	76,533	5,191
UBS Investment Bank	1/15/21	RUB	1,136,058	USD	14,534	798
UBS Investment Bank	1/15/21	USD	44,241	MXN	916,243	(1,725)
UBS Investment Bank	1/22/21	AUD	26,986	USD	19,327	1,483
UBS Investment Bank	1/22/21	USD	33,035	IDR	468,850,912	(521)
UBS Investment Bank	1/29/21	EUR	65,342	USD	78,258	1,622
UBS Investment Bank	1/29/21	USD	517,843	EUR	437,557	(17,071)
UBS Investment Bank	2/12/21	PLN	67,329	USD	17,602	425
UBS Investment Bank	2/19/21	GBP	45,062	USD	60,270	1,373
UBS Investment Bank	2/19/21	USD	58,882	SEK	506,855	(2,757)
UBS Investment Bank	2/26/21	USD	109,908	EUR	90,620	(943)

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (USD Hedged) (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide current income and capital appreciation. The fund has four classes of shares: the International Bond Fund (USD Hedged) (Investor Class), the International Bond Fund (USD Hedged)–Advisor Class (Advisor Class), the International Bond Fund (USD Hedged)–I Class (I Class), and the International Bond Fund (USD Hedged)–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2020, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian.

While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2020, securities valued at $34,439,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

The following table summarizes the fund’s OTC and bilateral derivatives at the reporting date by loss exposure to each counterparty after consideration of collateral, if any.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 76% and 95% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 16% and 23% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates and currency value and credit ratings; and, for options written, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 24% of net assets.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of December 31, 2020, the notional amount of protection sold by the fund totaled $87,416,000 (1.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 3% and 32% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2020, the value of loaned securities was $58,599,000; the value of cash collateral and related investments was $61,435,000.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,668,296,000 and $3,501,174,000, respectively, for the year ended December 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the character of net currency losses.

Distributions during the years ended December 31, 2020 and December 31, 2019, were characterized for tax purposes as follows:

At December 31, 2020, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes. During the year ended December 31, 2020, the fund utilized $9,878,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2020, the effective annual group fee rate was 0.28%.

Prior to April 30, 2020, the Investor Class’s contractual expense limitation was 0.74%. During the limitation period, Price Associates was required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The Advisor Class is also subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in an amount less than $1,000 remain subject to repayment by the fund at December 31, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $147,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. This special servicing agreement between the fund and the Retirement Funds terminated on April 7, 2020. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2020, the fund was allocated $528,000 of Spectrum Funds’ expenses and $1,480,000 of Retirement Funds’ expenses. Of these amounts, $877,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2020, approximately 65% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2020, approximately 78% of the I Class’s and 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of December 31, 2020, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 10,288 shares of the Advisor Class, representing 100% of the Advisor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2020, the fund incurred $6,000 in interest expense related to outstanding borrowings on one day in the average amount of $65,500,000 and at an average annual rate of 3.20%. At December 31, 2020, there were no borrowings outstanding.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Bond Fund (USD Hedged)

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price International Bond Fund (USD Hedged) (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $31,448,000 from short-term capital gains.

The fund will pass through foreign source income of $11,013,000 and foreign taxes paid of $2,175,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]

President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]

President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]

President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [190]

Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]

General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oliver D.M. Bell (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steve E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sheldon Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Japan, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Iona Dent, CFA (1991) Vice President	Employee, T. Rowe Price; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel B. Hirsch, CFA (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Hiromasa Ikeda (1971) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacqueline L. Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Niedzielski (1979) Vice President	Vice President T. Rowe Price Group, Inc., and T. Rowe Price International

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul T. O’Sullivan (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Employee, T. Rowe Price; formerly, Investment Analyst, Trian Fund Management (to 2016)

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016)

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Clive M. Williams (1966) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Columbia Business School (to 2016)

Wenli Zheng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2021